SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 24, 2019

BIOELIFE CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-144944	98-0514250
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

12340 Seal Beach Blvd. Suite B-190 Seal Beach, CA 90740
(Address of principal executive offices)
(702) 866-2500
(Registrant’s Telephone Number)

U.S. Lithium Corp.

(Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          .    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          .    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          .    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

 The Resignation of PLS CPA

 On December 24, 2019, U.S. Lithium Corp. (now BioELife Corp.), (the “Registrant”) was informed by PLS CPA, A Professional corp. (“PLS CPA”) that it would resign as the Registrant’s independent registered public accounting firm. PLS CPA was the independent registered public accounting firm which audited the Registrant’s annual financial statements for the years ended December 31, 2014 through 2018.

The audit report by PLS CPA on the Company’s financial statements for the years ended December 31, 2014 through 2018 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except that the audit reports on the financial statements of the Company for those fiscal years contained uncertainty about the company's ability to continue as a going concern.

During the years ended December 31, 2014 through 2018 there were no disagreements with our former Independent registered public accounting firm, PLS CPA, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The Registrant provided PLS CPA with a copy of its proposed Form 8-K disclosure and requested that PLS CPA furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agreed with the statements therein, and if not, stating the respects in which it does not agree. A copy of the letter from PLS CPA addressed to the Securities and Exchange Commission dated March 29, 2020 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of Sadler Gibbs

On January 24, 2020, the Registrant engaged Sadler Gibbs, CPAs, as its independent registered public accounting firm. The Registrant’s Board of Directors participated in and approved and ratified the engagement of Sadler Gibbs on January 24, 2020.

Prior to January 24, 2020, the date that Sadler Gibbs was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Sadler Gibbs regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Sadler Gibbs that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Sadler Gibbs regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

 Item 9.01 Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Description

16.1	Letter of PLS CPA, dated March 29, 2020 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 31, 2020	U.S. Lithium Corp.

By: /s/ Gregory Rotelli
Gregory Rotelli
President & CEO
Other Events.